Exhibit 99.1

FOR IMMEDIATE RELEASE

PTGi Board of Directors Declares Special Dividend of $8.50 per Share

HERNDON, VA – (MARKET WIRE) – August 7, 2013 – Primus Telecommunications Group, Incorporated (“PTGi”) (NYSE: PTGI), a leading international wholesale service provider to fixed and mobile network operators worldwide, announced today that its Board of Directors has approved a special cash dividend of $8.50 per share on all issued and outstanding PTGi common stock. The special cash dividend will be paid on August 27, 2013 to holders of record of PTGi common stock as of August 20, 2013. For material special dividends, the rules of the New York Stock Exchange require the ex-dividend date to be one business day after the payment date. Accordingly, the ex-dividend date has been set for August 28, 2013.

Neil Subin, Chairman of PTGi’s Board of Directors, stated, “The proceeds of the North America Telecom and BLACKIRON Data transactions position PTGi to pay special dividends to shareholders, and we are pleased to declare an initial special dividend. The Board intends to return additional value to PTGi shareholders as, and if, additional funds become available to do so.”

About PTGi

PTGi (Primus Telecommunications Group, Incorporated) is one of the leading international wholesale service providers to fixed and mobile network operators worldwide. PTGi owns and operates its own global network of next-generation IP soft switches and media gateways. Founded in 1994, PTGi is headquartered in Herndon, Virginia.

Forward-Looking Statements

This press release contains or incorporates a number of “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations, and are not strictly historical statements. These statements include the intention to pay one or more special dividends or other use of cash reserves. In some cases, you can identify forward-looking statements by terminology such as “if,” “may,” “should,” “believe,” “anticipate,” “future,” “forward,” “potential,” “estimate,” “opportunity,” “goal,” “objective,” “growth,” “outcome,” “could,” “expect,” “intend,” “plan,” “strategy,” “provide,” “commitment,” “result,” “seek,” “pursue,” “ongoing,” “include” or in the negative of such terms or comparable terminology. These forward-looking statements inherently involve certain risks and uncertainties and are not guarantees of performance, results, dividends, or the creation of shareholder value, although they are based on our current plans or assessments which we believe to be reasonable as of the date hereof. Factors or risks that could cause our actual results to differ materially from the results we anticipate include, but are not limited to: (i) the availability of legally distributable funds for any special dividend depends on a variety of factors including the timing and amount of proceeds held in escrow that are released under the North America Telecom and BLACKIRON transactions which can be affected by final working capital purchase price adjustments and the possibility of indemnification claims arising out of such sales requiring payments by PTGi of indemnification claims; (ii) obligations to maintaining minimum cash or working capital balances and possible alternative uses of proceeds; (iii) our financial performance, (iv) our compliance with complex laws and regulations in the U.S. and internationally; (v) our expectations regarding the timing, extent and effectiveness of our cost reduction initiatives and management’s ability to moderate or control discretionary spending; (vi) management’s plans, goals, forecasts, expectations, guidance, objectives, strategies, and timing for future operations, fixed asset and goodwill impairment charges, tax and withholding expenses, selling, general and administrative expenses, product plans, performance and results; and (vii) management’s assessment of market factors and competitive developments, including pricing actions and regulatory rulings. Many of these factors and risks are more fully described in our annual report, quarterly reports or other filings with the Securities and Exchange Commission, which are available through our website at www.ptgi.com. Other unknown or unpredictable factors could also affect our business, financial condition and results. Although we believe that the expectations reflected in the forward-looking statements are reasonable, there can be no assurance that any of the estimated or projected results will be realized. You should not place undue reliance on these forward-looking statements, which apply only as of the date hereof. Subsequent events and developments may cause our views to change. While we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so except as required by applicable law.

Investor Contact:

PTGi

Richard Ramlall, SVP Corporate Development and Chief Communications Officer

703-748-8050

ir@ptgi.com

LHA

Carolyn Capaccio/Jody Burfening

212-838-3777

ccapaccio@lhai.com